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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Form S-8 Registration Statements File Nos. 333-21247, 333-57717, 333-69442 and 333-58430 and Form S-3 Registration Statement File No. 333-57567 of Sanchez Computer Associates Inc., with respect to our report dated October 25, 2001 (except Note 21, as to which the date is September 9, 2002) on the consolidated financial statements of Spectra Securities Software Inc. included in the form 8-K/A of Sanchez Computer Associates date September 16, 2002.

Toronto, Canada	/s/ ERNST & YOUNG LLP
September 16, 2002	Chartered Accountants

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS